MET INVESTORS SERIES TRUST

                       Supplement Dated November 14, 2008
                                       to
                         Prospectus Dated April 28, 2008

                  LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

         On November 12, 2008, the Board of Trustees of the Met Investors Series Trust (the "Trust") approved a proposal to reorganize Legg Mason Partners Managed Assets Portfolio ("Legg Mason Portfolio"), a series of the Trust, into BlackRock Diversified Portfolio ("BlackRock Portfolio"), a series of the Metropolitan Series Fund, Inc. The reorganization is subject to, among other conditions, approval by shareholders of the Legg Mason Portfolio. If the shareholders of the Legg Mason Portfolio approve the proposal, the Legg Mason Portfolio will transfer all of its assets and liabilities to the BlackRock Portfolio in exchange for shares of the BlackRock Portfolio and the Legg Mason Portfolio shareholders will receive shares of BlackRock Portfolio in exchange for their Legg Mason Portfolio shares. If approved, the reorganization is proposed to take place on or about May 1, 2009.